UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	November 8, 2016

WRIGHT INVESTORS’ SERVICE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50587	13-4005439
(Commission File Number)	(IRS Employer Identification No.)

177 West Putman Avenue, Greenwich CT	06830
(Address of Principal Executive Offices)	(Zip Code)

(914) 242-5700
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On November 8, 2016, Wright Investors’ Service Holdings, Inc. issued a press release reporting earnings and other financial results for its quarter ended September 30, 2016.  A copy of the press release is attached and is being furnished as Exhibit 99.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

99	Press release of Wright Investors’ Service Holdings, Inc. dated November 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT INVESTORS’ SERVICE HOLDINGS, INC.

Date: November 8, 2016	By:	/s/ IRA J. SOBOTKO
Name: Ira J. Sobotko Title: Vice President & Chief Financial Officer